                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                  (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE
                       CLASS A PREFERRED STOCK, SERIES B)
                                       OF
                             GIDDINGS & LEWIS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 18, 1997
                                       BY
                                   TAQU, INC.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                           THYSSEN AKTIENGESELLSCHAFT

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
           ON WEDNESDAY, JULY 16, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

               BY MAIL:                    BY OVERNIGHT COURIER:                    BY HAND:
        Morgan Guaranty Trust              Morgan Guaranty Trust             Morgan Guaranty Trust
         Company of New York                Company of New York               Company of New York
       Corporate Reorganization         C/O State Street Corporate    C/O Securities Transfer & Reporting
            P.O. Box 8216                     Reorganization                 Services, Inc. (STARS)
        Boston, MA 02266-8216                70 Campanelli Dr.       1 Exchange Plaza/55 Broadway, 3rd Fl.
                                            Braintree, MA 02184                New York, NY 10006
                                                                          Attn: Stock Transfer Window

                                          FACSIMILE TRANSMISSION:
                                        (FOR ELIGIBLE INSTITUTIONS
                                                   ONLY)
                                              (617) 794-6333
                                           CONFIRM BY TELEPHONE:
                                              (617) 794-6388

                            ------------------------

             DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS,
            OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER,
      OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is used in lieu of this Letter of Transmittal, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Shareholders who desire to tender Shares pursuant to the Offer and whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender such Shares by following all of the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
    Name of Tendering Institution ______________________________________________

    Check box of Book-Entry Transfer Facility:

    (CHECK ONE)         / / The Depository Trust Company        / / Philadelphia
    Depository Trust Company
    Account Number _______________        Transaction Code Number ______________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:
    Name(s) of Registered Owner(s) _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution that Guaranteed Delivery _______________________________

    If delivered by book-entry transfer check box of Book-Entry Transfer
    Facility:

    / / The Depository Trust Company        / / Philadelphia Depository Trust
    Company
    Account Number: ______________        Transaction Code Number: _____________

                                       DESCRIPTION OF SHARES TENDERED

        NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON         CERTIFICATE(S) AND SHARES TENDERED
                       CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                              TOTAL NUMBER OF
                                                                                   SHARES
                                                                                REPRESENTED      NUMBER OF
                                                                CERTIFICATE          BY            SHARES
                                                                 NUMBER(S)*   CERTIFICATE(S)*    TENDERED**

                                                                TOTAL SHARES
  * Need not be completed by Book-Entry Shareholders.
  ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See
     Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to TAQU, Inc., a Delaware corporation (the "Purchaser"), and an indirect wholly owned subsidiary of Thyssen Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany, the above-described shares of common stock, par value U.S. $0.10 per share (the "Common Stock"), including the associated rights to purchase shares of Class A Preferred Stock, Series B (the "Rights", and together with the Common Stock, the "Shares"), of Giddings & Lewis, Inc., a Wisconsin corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 18, 1997 (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

    Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after June 18, 1997), and irrevocably appoints Axel Kirsch and Dr. Eckert Brockfeld, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 18, 1997) and, if and when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after June 18,
1997).

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See
Section 4 of the Offer to Purchase.

    The undersigned hereby irrevocably appoints the designees of the Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's Shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 18, 1997). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable, are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer and shall be considered coupled with an interest in the Shares. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares or other securities or rights will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

    The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.
Number of Shares represented by the lost or destroyed certificates _____________


        SPECIAL PAYMENT                           SPECIAL DELIVERY INSTRUCTIONS
INSTRUCTIONS                                      (SEE INSTRUCTIONS 1, 5, 6 AND
            (SEE INSTRUCTIONS 1, 5, 6 AND                       7)
7)                                           To be completed ONLY if certificates for
To be completed ONLY if certificates for     Shares not tendered or not accepted for
Shares not tendered or not accepted for     payment and/or the check for the purchase
payment and/or the check for the purchase    price of Shares accepted for payment are
price of Shares accepted for payment are       to be sent to someone other than the
to be issued in the name of someone other     undersigned, or the undersigned at an
than the undersigned.                             address other than that above.
Issue:                                      Mail:  / / Check          / / Certificate(s)
  / / Check         / / Certificate(s)      to:
to:                                                           Name:
Name:                                                     (PLEASE PRINT)
                    (PLEASE                                  Address:
PRINT)
Address:                                                (INCLUDE ZIP CODE)
                  (INCLUDE ZIP                  (TAXPAYER IDENTIFICATION OR SOCIAL
CODE)                                                    SECURITY NUMBER)
                                               (SEE SUBSTITUTE FORM W-9 ON REVERSE
   (TAXPAYER IDENTIFICATION OR SOCIAL                         SIDE)
SECURITY NUMBER)
       (SEE SUBSTITUTE FORM W-9 ON REVERSE
SIDE)


                IMPORTANT
                SHAREHOLDER(S): SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
                SIGNATURE(S) OF HOLDERS(S)
                Dated: , 1997
                (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by a person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.
                 If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

                                            Name(s):
                                         (PLEASE PRINT)
                                     Capacity (full title):
                                            Address:
                                       (INCLUDE ZIP CODE)
                                  Area Code and Telephone No.:
                        Taxpayer Identification or Social Security No.:
                           (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
                                   GUARANTEE OF SIGNATURE(S)
                           (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
                                     Authorized Signature:
                                             Name:
                                         (PLEASE PRINT)
                                         Name of Firm:
                                            Address:
                                        INCLUDE ZIP CODE
                                  Area Code and Telephone No.:
                                         Dated: , 1997
                         FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE
                          MEDALLION GUARANTEE OVER ABOVE INFORMATION.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder(s) has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on their Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by a tendering shareholder either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined below) is used in lieu of this Letter of Transmittal, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) in accordance with these instructions, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message in lieu of a Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation, received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

    A shareholder who desires to tender Shares pursuant to the Offer and whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date, may tender such Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary, as provided below, prior to the Expiration Date and (c) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation, with respect to all such Shares) together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message in lieu of a Letter of Transmittal), and any other required documents, are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business.

    The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Shares tendered hereby.

    THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of

Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    9. 31% BACKUP WITHHOLDING. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

    The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

    Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. If you are exempt from backup withholding, you should still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" on the face of the form, and sign and date the form. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY EXECUTED FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

            PAYER'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK

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
        SUBSTITUTE          PART I--Please provide your TIN in the    -----------------------------
         FORM W-9           box at right and certify by signing and      Social Security Number
DEPARTMENT OF THE TREASURY  dating below                                           OR
 INTERNAL REVENUE SERVICE                                             -----------------------------
                                                                         Employer Identification
                                                                                 Number
                            PART II CERTIFICATES--Under penalties of perjury, I certify that:
                            (1) The number shown on this form is my correct Taxpayer Identification
                            Number (or I am waiting for a number to be issued to me); and
                            (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal
                                Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c)
                                the IRS has notified me that I am no longer subject to backup withholding.
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
PAYER'S REQUEST FOR         CERTIFICATION INSTRUCTIONS--You must cross out item       Part III
TAXPAYER                    (2) in Part II above if you have been notified by
IDENTIFICATION NUMBER       the IRS that you are subject to backup Taxpayer       Awaiting TIN / /
(TIN)                       withholding because of underreporting of interest or
                            dividends on your tax returns. However, if after           Part IV
                            being notified by the IRS that you were subject to
                            backup withholding you received another notification   Exempt TIN / /
                            from the IRS stating that you are no longer subject
                            to backup withholding, do not cross out item (2). If
                            you are exempt from backup withholding, check the
                            box in Part IV above.

SIGNATURE ---------------------------------------------------                             DATE
----------------, 1997
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART III OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 ---------------------------------------------
 ---------------------------------------------

          Signature                                                         Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

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                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022
                                 (212) 754-8000
                           Toll Free: (800) 566-9061

                     Banks and Brokerage Firms please call:
                                 (800) 662-5200

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-6531

June 18, 1997

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